November 24, 2014

ULTIMUS MANAGERS TRUST

Wavelength Interest Rate Neutral Fund

Supplement to Statement of Additional Information
Dated October 1, 2014

This supplement updates certain information contained in the Statement of Additional Information (the "SAI") of the Wavelength Interest Rate Neutral Fund (the "Fund").  For more information or to obtain a copy of the Fund's Prospectus or SAI free of charge, please contact the Fund at 1-866-896-9292.

The following replaces in its entity the subsection entitled "Portfolio Holdings Disclosure Policy" under the section "General Information" beginning on page 42 of the SAI:

"Portfolio Holdings Disclosure Policy

The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Fund ("Portfolio Securities"), and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.  The Trust's Chief Compliance Officer (the "Trust CCO") is responsible for monitoring the use and disclosure of information relating to Portfolio Securities.  Although no material conflicts of interest are believed to exist that could disadvantage any Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive, or manipulative acts by officers and employees of the Trust, the Adviser, and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees' misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Officers that requires the chief executive officer and chief financial officer of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

•	Public disclosure regarding Portfolio Securities is made:

o
Generally on a monthly basis. Following the end of each calendar month, the Fund will publicly disclose information regarding Portfolio Securities at the end of the month in a complete and uncertified schedule posted on its website.  This information is generally available within 15 days of the end of the calendar month and will remain available until the posting of the next monthly Portfolio Securities report.

o
In the Fund's Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"), which are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

•
Information regarding Portfolio Securities as of the end of the most recent month, and other information about the Fund during such month, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such information is provided one day after the Portfolio Securities information is posted on the Fund's website as describe above.

•
Information regarding the general market exposure of the Fund may be disclosed, provided that such information is also disclosed on the Fund's website and the information does not identify specific Portfolio Securities.

•	The Trust CCO may approve the disclosure of holdings of or transactions in Portfolio Securities that is made on the same basis to all shareholders of the Fund.

•
The Fund's policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust's administrator, distributor, custodian, legal counsel, accountants, and printers/typesetters, or to brokers and dealers through which the Fund purchases and sells Portfolio Securities.  Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Ethical
Accountants	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel's review	Ethical
Printers/Typesetters	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place – typesetter or printer would not receive portfolio information until at least 30 days old
Broker/dealers through which the Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund's entire portfolio	Contractual and Ethical

Such disclosures may be made without approval of the Trust CCO because the Board of Trustees has determined that the Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

•
The Trust CCO may approve other arrangements under which the Fund discloses information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports).  The Trust CCO shall approve such an arrangement only if he or she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Fund or any shareholder of the Fund.  The Trust CCO must inform the Board of Trustees of any such arrangements that are approved by the Trust CCO, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

•
Except as noted above and as otherwise expressly permitted by the Trust's policy, the Fund may not provide shareholders and other persons with information regarding Portfolio Securities held, purchased, or sold by the Fund.

•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund."

Investors should retain this supplement for future reference.

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